                                                                   EXHIBIT 10.47

                             SECURED PROMISSORY NOTE

$10,000,000                                                        June 25, 1998


     FOR VALUE RECEIVED, the undersigned, I3S Inc. ("Borrower"), hereby promises to pay to ASCEND COMMUNICATIONS, INC. ("Lender"), or order, the principal sum or so much of the principal sum of Ten Million Dollars ($10,000,000) as may from time to time have been advanced and be outstanding, together with accrued interest as provided herein.

A.   Equipment Acquisition Facility.

     1. Advances. Borrower may from time to time request advances from Lender for the purpose of financing Borrower's acquisition of equipment (individually an "Equipment Advance" and collectively the "Equipment Advances") by giving written notice to Lender in accordance with the terms hereof, which notice shall indicate (i) the amount of the Equipment Advance requested and (ii) the equipment (the "Financed Equipment") and the purchase price thereof, to be acquired with the Advance proceeds. An Equipment Advance may not exceed one hundred percent (100%) of the invoice cost of the Financed Equipment, including all capitalized labor pertaining thereto, that is to be acquired with such Equipment Advance. Provided that (i) no Event of Default exists, (ii) the requested Equipment Advance would not cause an Event of Default to occur, and
(iii) Borrower's gross revenues or earnings before interest, taxes, depreciation and amortization ("EBITDA") for the immediately preceding fiscal quarter of Borrower was not less fifty percent (50%) of Borrower's projected gross revenues or EBITDA for such fiscal quarter as set forth in the business plan attached hereto as Attachment A, Lender shall make the Equipment Advance to Borrower within five (5) days of receipt of (A) Borrower's notice, (B) Borrower's written representation and warranty that the Financed Equipment that is be financed with the Equipment Advance will be acquired by Borrower free and clear of all Liens, except for the Lien created hereunder and Permitted Liens, to the extent that such Liens were not imposed on the Financed Equipment for the benefit of creditors of parties other than Borrower, and (C) the purchase invoices and other sales documents relating to the Financed Equipment that is to be financed with the Equipment Advance. Without Lender's prior consent, Lender shall not be obligated to make an Equipment Advance (i) for an amount less than One Million Dollars ($1,000,000), (ii) if the total number of Equipment Advances made would exceed six (6), (iii) after October 1, 1999, or (iv) to the extent that such Equipment Advance, when aggregated with all prior Equipment Advances, would exceed Ten Million Dollars ($10,000,000). Borrower shall not have the right to re-borrow any Equipment Advance to the extent that it has been repaid. All Equipment Advances made during a calendar month for purposes hereof shall be aggregated as the Calendar Month Advances.

     2.   Interest.

          (a) Interest Rate. Interest shall accrue with respect to the principal sum of the Calendar Month Advances at the per annum rate equal to the "Prime Rate" as listed in The Wall




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


Street Journal Money Rates report from time to time during the term hereof (the "Prime Rate"). However, if an Event of Default, as defined herein, occurs, then interest shall accrue at the rate per annum equal to two percent (2%) plus the rate that would otherwise be in effect (the "Default Rate"). Interest payable hereunder with respect to the Calendar Month Advances shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed. Each change in the Prime Rate shall result in a change in the interest rate with respect to the Calendar Month Advances as of the date of such Prime Rate change, without any notice to Borrower.

          (b) Interest Payments. Interest shall be due and payable with respect to a Calendar Month Advance in arrears on the first day of each calendar month, commencing with the twelfth (12th) month after the date of the calendar month relating to such Calendar Month Advance (such month the "Related Calendar Month"); provided, however, that if Borrower is Cash Flow Positive (as defined herein) for any calendar month commencing after the Related Calendar Month, then interest shall be due and payable in arrears with respect to such Calendar Month Advance on the first day of each calendar month commencing with the first (1st) month after the month for which Borrower was Cash Flow Positive (Borrower shall have a ten (10) day grace period with respect to the first interest payment due in accordance with this proviso). Borrower is "Cash Flow Positive" for a calendar month if Borrower's earnings before interest, taxes, depreciation and loan amortization for such month, all as determined in accordance with generally accepted accounting principles, consistently applied, exceed zero.

     3.   Principal Payments.

          (a) Scheduled Payments. The principal indebtedness of a Calendar Month Advance shall be payable in twenty-four (24) monthly installments, based on a two (2) year amortization for a two (2) year term, with the first installment due on the first day of the twelfth (12th) calendar month commencing after the Related Calendar Month for such Calendar Month Advance. All interest accrued but unpaid with respect to an Equipment Advance shall be due and payable with the twenty-fourth (24th) principal installment thereof.

          (b) Mandatory Prepayment. The principal indebtedness and all accrued but unpaid interest with respect to the Calendar Month Advances shall become immediately due and payable, without demand or any notice by Lender, on the date of the first to occur of (i) the effective date of the IPO or (ii) the date of a Change of Control.

     4. Fee. If any principal of an Equipment Advance or accrued but unpaid interest with respect to the Equipment Advances is outstanding on the first twelve month anniversary of the date of the first Equipment Advance hereunder (the "Anniversary Date"), then, as of the Anniversary Date, Lender shall have fully-earned a fee (the "Fee") equal to five percent (5%) of the aggregate amount of the principal outstanding and interest accrued and unpaid as of the Anniversary Date. Borrower shall pay the Fee to Lender in full on or before the expiration of five (5) business days after the Anniversary Date.



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     5.   General Payment Provisions.

          (a) Optional Prepayment. Borrower shall have the right at any time and from time to time to prepay, in whole or in part, the principal of the Calendar Month Advances, without payment of any premium or penalty. Any principal prepayment shall be accompanied by a payment of all interest accrued on the amount prepaid through the date of such prepayment.

          (b) Form of Payment. Principal and interest and all other amounts due under with respect to the Calendar Month Advances are to be paid in lawful money of the United States of America in federal or other immediately available funds.

B.   Covenants.

     1. Insurance. Borrower, at its expense and with such companies as are reasonably acceptable to Lender, shall maintain liability insurance and fire, theft and other hazard insurance which covers the Collateral, which insurance shall be in such amounts as are ordinarily carried by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. All such liability insurance policies shall show Lender as an additional insured or loss payee, as applicable, and shall specify that the insurer must give at least thirty (30) days' notice to Lender before canceling its policy for any reason. Borrower, upon Lender's request, shall deliver to Lender certified copies of such policies of insurance and evidence of the payments of all premiums therefor.

     2.   Financial Information. Borrower shall deliver to Lender:

          (a) as soon as practicable after the end of each fiscal quarter of each Fiscal Year, and in any event within thirty (30) days thereafter, an unaudited balance sheet of Borrower as of the end of such fiscal quarter, cash flow statements and an unaudited statement of operations of Borrower for the portion of the Fiscal Year ended with such fiscal quarter prepared and certified by the principal financial or accounting officer of Borrower, subject, however, to the exclusion of footnotes and to normal year-end audit adjustments, and a comparison of such statements to Borrower's operating plan or budget then in effect;

          (b) as soon as practicable after the end of each Fiscal Year, and in any event within ninety (90) days thereafter, a copy of its audited financial statements accompanied by a report thereon by a firm of independent certified public accountants selected by Borrower, which report shall state that such financial statements fairly present Borrower's financial position at the end of such Fiscal Year;

          (c) as soon as available, and in any event within thirty (30) days after the commencement of each Fiscal Year, a budget and business plan for Borrower for such Fiscal Year;



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          (d)  promptly upon their becoming available, one copy of each report, notice or proxy statement sent by Borrower to its shareholders generally and of each regular or periodic report or registration statement, prospectus or written communication (other than transmittal letters) filed by Borrower with the Securities and Exchange Commission or any securities exchange on which Borrower's securities are listed; and

          (e) with reasonable promptness, such other information as from time to time may be reasonably requested by Lender.

C.   Security Interest.

     1. Grant of Security Interest. Borrower grants to Lender a security interest in the Collateral, as defined herein, to secure the payment of all of the indebtedness hereunder (the "Secured Obligations").

     2. Representations and Warranties Regarding Collateral. Borrower represents and warrants to Lender that Borrower is the true and lawful owner of the Collateral, having good and marketable title thereto, free and clear of any and all Liens other than the Lien and security interest granted to Lender hereunder and Permitted Liens, including, without limitation, those as described in Attachment "B" hereto. Borrower shall not create or assume or permit to exist any such Lien on or against any of the Collateral except as created or permitted by this Note and Permitted Liens, and Borrower shall promptly notify Lender of any such other Lien against the Collateral and shall defend the Collateral against, and take all such action as may be necessary to remove or discharge, any such Lien.

     3. Perfection of Security Interest. Borrower agrees to take all actions requested by Lender and reasonably necessary to perfect, to continue the perfection of, and to otherwise give notice of, the Lien granted hereunder, including, but not limited to, execution of financing statements.

D.   Events of Default.

     1. Definition of Event of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

               (i) Borrower's breach of the obligation to pay any amount payable hereunder on the date that it is due and payable;

               (ii) Borrower's breach of the covenant with respect to the use of the Advance proceeds;

               (iii) Borrower's commencement of an Insolvency Proceeding, or Borrower's consent to the commencement of an Insolvency Proceeding or Borrower's failure to have an Insolvency Proceeding commenced against it dismissed within ninety (90) days;



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               (iv) the loss, theft, damage or destruction of, or sale (other than in the ordinary course of business), lease or furnishing under a contract of service of, any of the Collateral to the extent that such Collateral is not replaced by like Collateral as covered by insurance or otherwise;

               (v) the creation (whether voluntary or involuntary) of any Lien upon any of the Collateral, other than the Permitted Liens, or the making or any levy, seizure or attachment thereof and such Lien, levy, seizure, or attachment has not been removed, discharged or rescinded within thirty (30) days;

               (vi) the occurrence and continuance of any default under any lease or agreement for borrowed money that gives the lessor or the creditor of such indebtedness, as applicable, the right to accelerate the lease payments or the indebtedness, as applicable, or the right to exercise any rights or remedies with respect to any of the Collateral; or

               (vii) the entry of any judgment or order against Borrower in excess of Five Hundred Thousand Dollars ($500,000) which remains unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution.

     2.   Rights and Remedies on Event of Default.

          (a) During the continuance of an Event of Default, Lender shall have the right, itself or through any of its agents, with or without notice to Borrower (as provided below), as to any or all of the Collateral, by any available judicial procedure, or without judicial process (provided, however, that it is in compliance with the UCC), to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, Lender shall have the right to sell or otherwise dispose of all or any part of the Collateral, either at public or private sale, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as Lender, in its sole discretion, may deem advisable, and it shall have the right to purchase at any such sale. Borrower agrees that a notice sent at least fifteen (15) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made shall be reasonable notice of such sale or other disposition. The proceeds of any such sale, or other Collateral disposition shall be applied, first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to Lender's reasonable attorneys' fees and legal expenses, and then to the Secured Obligations and to the payment of any other amounts required by applicable law, after which Lender shall account to Borrower for any surplus proceeds. If, upon the sale or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which Lender is legally entitled, Borrower shall be liable for the deficiency, together with interest thereon at the Default Rate, and the reasonable fees of any attorneys Lender's employs to collect such deficiency; provided, however, that the foregoing shall not be deemed to require Lender to resort to or initiate proceedings against the Collateral prior to the collection of any such deficiency from Borrower. To the extent permitted by applicable law, Borrower waives all claims, damages and demands against Lender arising out of the retention or



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sale or lease of the Collateral or other exercise of Lender's rights and remedies with respect thereto.

          (b) To the extent permitted by law, Borrower covenants that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisal of the Collateral or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or the decree, judgment or order of any court of competent jurisdiction; or, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and, to the full extent legally permitted, hereby expressly waives all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to Lender, but will suffer and permit the execution of every such power as though no such power, law or laws had been made or enacted.

          (c) Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all Borrower's right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the Collateral sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against all persons and entities claiming the Collateral sold or any part thereof under, by or through Borrower, its successors or assigns.

          (d) Borrower appoints Lender, and any officer, employee or agent of Lender, with full power of substitution, as Borrower's true and lawful attorney-in-fact, effective as of the date hereof, with power, in its own name or in the name of Borrower, during the continuance of an Event of Default, to endorse any notes, checks, drafts, money orders, or other instruments of payment in respect of the Collateral that may come into Lender's possession, to sign and endorse any drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; to pay or discharge taxes or Liens at any time levied or placed on or threatened against the Collateral; to demand, collect, issue receipt for, compromise, settle and sue for monies due in respect of the Collateral; to notify persons and entities obligated with respect to the Collateral to make payments directly to Lender; and, generally, to do, at Lender's option and at Borrower's expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve and realize upon the Collateral and Lender's security interest therein to effect the intent of this Note, all as fully and effectually as Borrower might or could do; and Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable as long as any of the Secured Obligations are outstanding.



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          (e)  All of Lender's rights and remedies with respect to the
Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

E.   Other Provisions.

     1. Definitions. As used herein, the following terms shall have the following meanings:

     "Change of Control" means an event or series of events as a result of which
(i) any person or group, other than a current shareholder of Borrower or a person or group affiliated with a current shareholder of Borrower, is or becomes the beneficial owner of shares representing more than fifty percent (50%) of the combined voting power of the then outstanding securities entitled to vote generally in elections of Borrower's directors (the "Voting Stock"), (ii) Borrower consolidates with or merges into any other corporation, or conveys, transfers or leases all or substantially all of its assets to any person, or any other corporation merges into Borrower, and, in the case of any such transaction, Borrower's outstanding common stock is changed or exchanged as a result, unless the Borrower's shareholders immediately before such transaction own, directly or indirectly, immediately following such transaction, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction, or (iii) Continuing Directors do not constitute a majority of the Board of Directors of Borrower (or, if applicable, Borrower's successor).

     "Collateral" means all of Borrower's right, title and interest in each and all of the Financed Equipment, whether now existing or owned or hereafter created or acquired by Borrower: and


                    a. All claims, rights and interests in any of the above and, all substitutions for, additions and accessions to and proceeds thereof.

     "Continuing Directors" means at any date a member of Borrower's Board of Directors (i) who was a member of the Board as of the date hereof, or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election.

     "Fiscal Year" means the fiscal year of Borrower.

     "Insolvency Proceeding" means any proceeding commenced by or against Borrower under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or



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informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement or other relief.

     "IPO" means the first sale of Borrower's securities to the public pursuant to a registration statement under the Securities Act of 1933, as amended, in which the gross proceeds to Borrower, without reduction for selling commissions or expenses of the sale equals or exceeds Twenty-Five Million Dollars ($25,000,000).

     "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge, claim or other encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any agreement to give or refrain from giving a lien, mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge, claim or other encumbrance of any kind.

     "Permitted Liens" means: (i) Liens imposed by law, such as carriers', warehousemen's, materialmen's and mechanics' liens, or Liens arising out of judgments or awards against Borrower with respect to which Borrower at the time shall currently be prosecuting an appeal or proceedings for review; (ii) Liens for taxes not yet subject to penalties for nonpayment and Liens for taxes the payment of which is being contested in good faith and by appropriate proceedings and for which, to the extent required by generally accepted accounting principles then in effect, proper and adequate book reserves relating thereto are established by Borrower; and (iii) Liens described in Attachment "B" hereto.

     "UCC" means the Uniform Commercial Code in effect from time to time in the relevant jurisdiction.

     2. Governing Law; Venue. This Note shall be governed by the laws of the State of California, without giving effect to conflicts of law principles. Borrower and Lender agree that all actions or proceedings arising in connection with this Note shall be tried and litigated only in the state and federal courts located in the County of Alameda, State of California or, at Lender's option, any court in which Lender determines it is necessary or appropriate to initiate legal or equitable proceedings in order to exercise, preserve, protect or defend any of its rights and remedies under this Note or otherwise or to exercise, preserve, protect or defend its Lien, and the priority thereof, against the Collateral, and which has subject matter jurisdiction over the matter in controversy. Borrower waives any right it may have to assert the doctrine of forum non conveniens or to object to such venue, and consents to any court ordered relief. Borrower waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be promptly served and shall confer personal jurisdiction if served by registered or certified mail to Borrower. If Borrower fails to appear or answer any summons, complaint, process or papers so served within thirty (30) days after the mailing or other service thereof, it shall be deemed in default and an order of judgment may be entered against it as demanded or prayed for in such summons, complaint, process or papers. The choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgment



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obtained in such forum, or the taking of any action under this Note to enforce the same, in any appropriate jurisdiction.

     3. Notices. Any notice or communication required or desired to be served, given or delivered hereunder shall be in the form and manner specified below, and shall be addressed to the party to be notified as follows:


If to Lender:                 Ascend Communications, Inc.
                              1701 Harbor Bay Parkway
                              Alameda, California 94502
                              Attention: Fran Jewels, Esq.
                              Telecopier: (510) 747-2638


If to Borrower:               I3S,Inc.
                              1330 River Bend, Suite 600
                              Dallas, Texas 75242-4953
                              Attention: James Price, President
                              Telecopier: (214) 631-5480

                              With copy to:
                              Matt Hutchins, Vice President, Business
                                                 Development & Corporate Affairs


or to such other address as each party designates to the other by notice in the manner herein prescribed. Notice shall be deemed given hereunder if (i) delivered personally or otherwise actually received, (ii) sent by overnight delivery service, (iii) mailed by first-class United States mail, postage prepaid, registered or certified, with return receipt requested, or (iv) sent via telecopy machine with a duplicate signed copy sent on the same day as provided in clause (ii) above. Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) business days after its deposit in the United States mail, and notice telecopied as provided in clause
(iv) above shall be effective upon receipt of such telecopy if the duplicate signed copy is sent under clause (ii) above. Notice given in any other manner described in this section shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender unless expressly set forth in such notice.

     4. Lender's Rights: Borrower Waivers. To the extent permitted by applicable law, Lender's acceptance of partial or delinquent payment from Borrower hereunder, or Lender's failure to exercise any right hereunder, shall not constitute a waiver of any obligation of Borrower hereunder, or any right of Lender hereunder, and shall not affect in any way the right to require full performance at any time thereafter. Except as otherwise specifically provided herein, and as may be permitted by applicable law, Borrower waives presentment, diligence, demand of payment, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, Lender



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

need not produce or file the original of this Note, but need only file a photocopy of this Note certified by Lender be a true and correct copy of this
Note in all material respects.

     5. Enforcement Costs. Borrower shall pay all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses Lender expends or incurs in connection with the enforcement of this Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the holder hereunder.

     6. Severability. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Note.

     7. Amendment Provisions. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Borrower and Lender.

     8. Binding Effect. This Note shall be binding upon, and shall inure to the benefit of, Borrower and the holder hereof and their respective successors and assigns; provided, however, that Borrower's rights and obligations shall not be assigned or delegated without Lender's prior written consent, given in its sole discretion, and any purported assignment or delegation without such consent shall be void ab initio.

     9. Time of Essence. Time is of the essence of each and every provision of this Note.

     10. Headings. Section headings used in this Note have been set forth herein for convenience of reference only. Unless the contrary is compelled by the context, everything contained in each section hereof applies equally to this entire Note.

                                       I3S, INC., a Texas corporation



                                       By: /s/ JIM PRICE
                                          --------------------------------------
                                                      Jim Price
                                                      Chairman & CEO

REVIEWED AND AGREED TO:
ASCEND COMMUNICATIONS,INC.

By: /s/ [ILLEGIBLE]
  ------------------------



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



                                 ATTACHMENT "A"
                                       TO
                             SECURED PROMISSORY NOTE
                                       BY
                                    I3S, INC.

                                  BUSINESS PLAN

                                 ATTACHMENT "B"
                                       TO
                             SECURED PROMISSORY NOTE
                                       BY
                                     I3S,INC

                                 PERMITTED LIENS

To:     I3S, Inc. ("I3S")
From:   Lucent Technologies, Inc. InterNetworking Systems ("Lucent")
Date:   8/12/99

Re:  Financing Proposal:
This Preliminary Term Sheet sets forth our current intent with regard to the financing proposal of Lucent and its subsidiaries in I3S. This Preliminary Term Sheet is an expression of intent only, does not express the agreement of the parties and is intended as a negotiation aid by the parties. This Preliminary Term Sheet shall not constitute a binding agreement of Lucent or I3S, and any such binding agreement shall be subject to the normal and customary due diligence by Lucent.

 1. Credit Line -- It is proposed that Lucent will provide equipment financing in the amount of $25,000,000 (which shall include the existing $10,000,000 equipment financing). The full $25,000,000 shall be made available immediately as per the following formula: If, on a quarterly basis, I3S is within 50% of the expected revenue and EBITDA projections as outlined in its business plan dated March 1999, Lucent will continue to provide financing up to the full $25,000,000 amount. If I3S fails to meet the stated goals, Lucent reserves the right to suspend or withdraw further financing.

 2. Financing Terms -- Lucent will extend financing in the form of the existing Secured Promissory Note dated June 25, 1998 (the "Note"), with such Note amended to include:

      a)   An increase the principal amount from $10,000,000 to $25,000,000.
      b) Interest shall accrue with respect to each Advance at the per annum rate equal to Prime at the time each Advance is made.
      c) All other terms and conditions contained in the Note shall remain unchanged.

Both sides recognize that this term sheet is not the definitive agreement. The terms of this proposal will be set forth in the lease agreement, both parties will mutually agree upon the terms and provisions of which. If Lucent does not receive an executed copy of this term sheet by 8/20/99, it shall become null and void.


Signed and accepted:

/s/ DANIEL A. GILLETT                       /s/ SARAH K. BRYANT
---------------------------------           -----------------------------------
I3S, Inc.                                   Lucent Technologies, Inc.
                                            InterNetworking Systems

Date:  8/20/99                             Date:
     ----------------------------               -------------------------------